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                      AMENDMENT TO THE
             INFINITY BROADCASTING CORPORATION
                   DEFERRED SHARE PLAN
             _________________________________


          The Infinity Broadcasting Corporation Deferred

Share Plan (the "Plan"), as amended and restated as of

August 16, 1993, is hereby further amended as follows to

reflect the Company's three-for-two stock split in the form

of a stock dividend, effective as of November 19, 1993:

          Section 3 of the Plan ("Number of Shares
Available") is amended so that the first sentence thereof reads in its entirety as follows:

          "Subject to Section 4.4, the maximum number of Class A Deferred Shares which may be granted pursuant to the terms of the Plan shall be 240,641 and the maximum number of Class B Deferred Shares which may be granted pursuant to the terms of the Plan shall be 782,969."

          IN WITNESS WHEREOF, the Company has caused its

duly authorized officer to execute this amendment instrument as of the 19th day of November, 1993.

                         INFINITY BROADCASTING CORPORATION



                         By /s/ Farid Suleman
                           _______________________________
                         Title  Vice President-Finance and
                                  Chief Financial Officer


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